T. Rowe Price Tax-Free High Yield Fund, Inc. 485BPOS

Exhibit 99.(h)(13)

BLACKROCK RULE 12d1-4

FUND OF FUNDS INVESTMENT AGREEMENT

THIS FUND OF FUNDS INVESTMENT AGREEMENT (the “Agreement”), dated as of January 14, 2026 (the “Effective Date”), is made by and between each registered open-end investment company (each, a “Registrant”), on behalf of each portfolio series of each such Registrant listed on Schedule A or Schedule B hereto, or if the relevant Registrant has no portfolio series, then the relevant Registrant (as applicable, each an “Acquiring Fund” or “Acquired Fund” pursuant to the applicable schedule), each severally and not jointly.

WHEREAS, each Registrant is registered with the U.S. Securities and Exchange Commission (“SEC”) as an investment company under the Investment Company Act of 1940, as amended (the “1940 Act”);

WHEREAS, Section 12(d)(1)(A) of the 1940 Act limits the extent to which a registered investment company may invest in shares of other registered investment companies, and Section 12(d)(1)(B) limits the extent to which a registered investment company, its principal underwriter or registered brokers or dealers may knowingly sell shares of such registered investment company to other investment companies;

WHEREAS, Rule 12d1-4 under the 1940 Act (the “Rule”) permits registered investment companies, such as the Acquiring Funds, to invest in shares of other registered investment companies, such as the Acquired Funds, in excess of the limits of Section 12(d)(1) of the 1940 Act subject to compliance with the conditions of the Rule; and

WHEREAS, an Acquiring Fund may, from time to time, invest in shares of one or more Acquired Funds in excess of the limitations of Section 12(d)(1)(A) in reliance on the Rule;

NOW THEREFORE, in accordance with the Rule, the Acquiring Funds and the Acquired Funds desire to set forth the following terms pursuant to which the Acquiring Funds may invest in the Acquired Funds in reliance on the Rule and certain additional terms of investment as provided below.

1.       Terms of Investment.

(a)        In order to help reasonably address the risk of undue influence on an Acquired Fund by an Acquiring Fund, and to assist the Acquired Fund’s investment adviser with making the required findings under the Rule, each Acquiring Fund and each Acquired Fund agree as follows:

i.       In-kind redemptions. The Acquiring Fund acknowledges and agrees that, if and to the extent consistent with the Acquired Fund’s registration statement, as amended from time to time, the Acquired Fund may honor any redemption request partially or wholly in-kind in the sole discretion of the Acquired Fund (which discretion of the Acquired Fund shall include the selection of portfolio securities to distribute in-kind), even where such Acquired Fund does not ordinarily satisfy redemption requests in-kind (particularly in the case of Acquired Funds that are not exchange-traded funds).

ii.       Timing/advance notice of redemptions.

1.       With respect to Enumerated Funds (as defined on Schedule B), the Acquiring Fund will use reasonable efforts to provide the required advanced notification specified in the 12d1-4 List (as defined below). Such notice shall be provided to the Acquired Fund(s) whenever practicable and consistent with the Acquiring Fund’s best interests. This provision shall only apply in connection with any investment made by an Acquiring Fund in an Acquired Fund in excess of the limits in Section 12(d)(1)(A)(i) of the 1940 Act. For the avoidance of doubt, in the instance where the Acquired Fund is an exchange-traded fund, the requirements of this paragraph (1) shall not apply to transactions in which an Acquiring Fund did not know or have reason to know that such transaction would result in a redemption transaction with the Acquired Fund (such as where an Acquiring Fund sells shares in the secondary market).

2.       The Acquired Fund acknowledges and agrees that any notification provided pursuant to the foregoing is not a commitment to redeem and constitutes an estimate that may differ materially from the amount, timing and manner in which a redemption request is submitted, if any.

iii.       Scale of investment. Upon a reasonable request by an Acquired Fund, the Acquiring Fund will provide summary information regarding the anticipated timeline of its investment in the Acquired Fund and the scale of its contemplated investments in the Acquired Fund.

(b)        In order to assist the Acquiring Fund’s investment adviser with evaluating the complexity of the structure and fees and expenses associated with an investment in an Acquired Fund, each Acquired Fund shall provide each Acquiring Fund with information on the fees and expenses of the Acquired Fund reasonably requested by the Acquiring Fund with reference to the Rule. Such fee and expense information shall be limited to that which is made publicly available by the Acquired Fund.

2.       Representations of the Acquired Funds.

In connection with any investment by an Acquiring Fund in an Acquired Fund in excess of the limitations in Section 12(d)(1)(A), the Acquired Fund agrees to: (i) comply with all conditions of the Rule, as interpreted or modified by the SEC or its Staff from time to time, applicable to Acquired Funds; (ii) comply with its obligations under this Agreement; and (iii) promptly notify the Acquiring Fund if such Acquired Fund fails to comply with the Rule with respect to an investment by the Acquiring Fund, as interpreted or modified by the SEC or its Staff from time to time, or this Agreement.

3.       Representations of the Acquiring Funds.

(a) In connection with any investment by an Acquiring Fund in an Acquired Fund in excess of the limitations in Section 12(d)(1)(A), the Acquiring Fund agrees to: (i) comply with all conditions of the Rule, as interpreted or modified by the SEC or its Staff from time to time, applicable to Acquiring Funds; (ii) comply with its obligations under this Agreement; and (iii) promptly notify the Acquired Fund if such Acquiring Fund fails to comply with the Rule with respect to its investment in such Acquired Fund, as interpreted or modified by the SEC or its Staff from time to time, or this Agreement.

(b) An Acquiring Fund shall promptly notify an Acquired Fund:

i.	of any purchase or acquisition of shares of an Acquired Fund that causes such Acquiring Fund to own 3% or more of such Acquired Fund’s total outstanding voting securities;

ii.	of any purchase or acquisition of shares of an Acquired Fund that causes such Acquiring Fund to invest 5% or more of its total assets in such Acquired Fund;

iii.	where an Acquiring Fund and its Advisory Group (as defined in the Rule), individually or in the aggregate, hold more than 25% of such Acquired Fund’s total outstanding voting securities; and

iv.	if at any time an Acquiring Fund no longer holds voting securities of an Acquired Fund in excess of an amount noted in (i), (ii), or (iii) above.

(c)       Notwithstanding anything herein to the contrary, any Acquiring Fund that has an “affiliated person” (as defined under the 1940 Act) that is: (i) a broker-dealer, (ii) a broker-dealer or bank that borrows as part of a securities lending program, or (iii) a futures commission merchant or a swap dealer, will: (a) not make an investment in an Acquired Fund that causes such Acquiring Fund to hold 5% or more of such Acquired Fund’s total outstanding voting securities without prior approval from the Acquired Fund, and (b) notify the Acquired Fund if any investment by the Acquiring Fund that complied with (a) at the time of purchase no longer complies.

(d)       The requirements set forth in Sections 3(b)(i), 3(b)(ii), and 3(c) shall not apply where the Acquiring Fund’s full portfolio is sub-advised by any affiliate of BlackRock, Inc.

(e An Acquiring Fund shall provide an Acquired Fund with information regarding the amount of such Acquiring Fund’s investments in the Acquired Fund, and information regarding affiliates of the Acquiring Fund, upon the Acquired Fund’s reasonable request.

(f)        Each Acquiring Fund acknowledges that it may not rely on this Agreement to invest in the Ineligible Funds (as defined in Schedule B) and that the Enumerated Funds are subject to certain additional conditions described on the list of Ineligible Funds and Enumerated Funds (the “12d1-4 List”). Each Acquiring Fund acknowledges that the 12d1-4 List is available as described in Schedule B, and further acknowledges that it is an Acquiring Fund’s obligation to review the 12d1-4 List on an ongoing basis for any changes which may occur from time to time.

4.       Indemnification.

(a)      Each Acquiring Fund agrees to hold harmless and indemnify each Acquired Fund, including any of its principals, directors or trustees, officers, employees and agents, against and from any and all losses, expenses or liabilities incurred by or claims or actions (“Claims”) asserted against the Acquired Fund, including any of their principals, directors or trustees, officers, employees and agents, to the extent such Claims result from a violation or alleged violation by such Acquiring Fund of any provision of this Agreement, such indemnification to include any reasonable counsel fees and expenses incurred in connection with investigating and/or defending such Claims; provided that no Acquiring Fund shall be liable for indemnifying any Acquired Fund for any Claims resulting from violations that occur directly as a result of incomplete or inaccurate information provided by the Acquired Fund to such Acquiring Fund pursuant to terms and conditions of this Agreement.

(b)      Each Acquired Fund agrees to hold harmless and indemnify an Acquiring Fund, including any of its principals, directors or trustees, officers, employees and agents, against and from any and all losses, expenses or liabilities incurred by or Claims asserted against the Acquiring Fund, including any of its principals, directors or trustees, officers, employees and agents, to the extent such Claims result from a violation or alleged violation by such Acquired Fund of any provision of this Agreement, such indemnification to include any reasonable counsel fees and expenses incurred in connection with investigating and/or defending such Claims; provided that no Acquired Fund shall be liable for indemnifying any Acquiring Fund for any Claims resulting from violations that occur directly as a result of incomplete or inaccurate information provided by the Acquiring Fund to such Acquired Fund pursuant to terms and conditions of this Agreement.

(c)        Any liability pursuant to the forgoing provisions shall be several and not joint. In any action involving the parties under this Agreement, the parties agree to look solely to the individual series of the Acquiring Fund(s) or Acquired Fund(s) that is/are involved in the matter in controversy and not to any other series.

5.       Use of Name.

(a)      To the extent an Acquiring Fund refers to one or more Acquired Funds in any prospectus, statement of additional information or otherwise (but not in the financial statements of the Acquiring Fund when the Acquired Fund is listed as a holding), each Acquiring Fund agrees to:

i.	Refer to such Acquired Fund by its legal name, for example, the “iShares® [Index Provider (when required)] [Exposure] ETF” (e.g., iShares U.S. Financial Services ETF or iShares Core S&P 500 ETF or iShares MSCI ACWI ETF) upon first reference to such Acquired Fund, and by its legal name or its ticker symbol for subsequent references; and

ii.	Include the following notice within reasonable proximity to the first reference to such Acquired Fund, as applicable:

iShares® is a registered trademark of BlackRock, Inc. or its subsidiaries (“BlackRock”). Neither BlackRock nor the iShares® Funds make any representations regarding the advisability of investing in [Name of Acquiring Fund].

BlackRock is a registered trademark of BlackRock, Inc. or its subsidiaries (“BlackRock”). Neither BlackRock nor the BlackRock Funds make any representations regarding the advisability of investing in [Name of Acquiring Fund].

(b)      No Acquiring Fund shall use the name or any tradename, trademark, service mark, symbol or any abbreviation, contraction or simulation thereof of the Acquired Fund, BlackRock or any of their affiliates in its shareholder communications, advertising, sales literature and similar communications (other than a prospectus, statement of additional information, fact sheet or similar disclosure document, or shareholder report) unless it first receives prior written approval (including approval through written electronic communications) of the Acquired Fund or BlackRock. Additionally, no Acquiring Fund shall use any logo of the Acquired Fund or of BlackRock without entering into a separate trademark license agreement with BlackRock.

(c)       No Acquired Fund shall use the name or any tradename, trademark, service mark, symbol or any abbreviation, contraction or simulation thereof of the Acquiring Fund or any of their affiliates in its shareholder communications, advertising, sales literature and similar communications (other than a prospectus, statement of additional information, fact sheet or similar disclosure document, or shareholder report) unless it first receives prior written approval (including approval through written electronic communications) of the Acquiring Fund.

6.       Notices.

All notices, including all information that either party is required to provide under the terms of this Agreement and the Rule, shall be in writing and shall be delivered by registered or overnight mail, facsimile, or electronic mail to the address for each party specified below.

Either party may notify the other in writing of any changes to these notice provisions. For the avoidance of doubt, it is acknowledged and agreed that no notice is required hereunder to update, supplement or otherwise amend the 12d1-4 List.

If to the Acquiring Funds:	If to the Acquired Funds:

As set forth on Schedule C	iShares ETFs: Email: Group12d14@blackrock.com BlackRock Mutual Funds and Active ETFs: Email: GroupOfficeofRegisteredFunds@blackrock.com

7.       Additional Acquiring Funds.

In the event that an Acquiring Fund wishes to include one or more series in addition to those originally set forth on Schedule A, the Acquiring Fund shall so notify the Acquired Fund in writing, and if the Acquired Fund agrees in writing, such series shall hereunder become an Acquiring Fund, and Schedule A shall be amended accordingly.

8.       Governing Law; Counterparts.

(a)      This Agreement will be governed by Delaware law without regard to choice of law principles.

(b)      This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. An electronic copy of a signature received in Portable Document Format (PDF) or a copy of a signature received via a fax machine shall be deemed to be of the same force and effect as an original signature on an original executed document.

9.       Term and Termination; Assignment; Amendment.

(a)        This Agreement shall be effective for the duration of the Acquired Funds’ and the Acquiring Funds’ reliance on the Rule, as interpreted or modified by the SEC or its Staff from time to time. While the terms of the Agreement shall only be applicable to investments in Funds made in reliance on the Rule, as interpreted or modified by the SEC or its Staff from time to time, the Agreement shall continue in effect until terminated pursuant to Section 9(b).

(b)        This Agreement shall continue until terminated in writing by either party upon 30 days’ notice to the other party. Upon termination of this Agreement, the Acquiring Fund may not purchase additional shares of the Acquired Fund beyond the Section 12(d)(1)(A) limits in reliance on the Rule.

(c)        This Agreement may not be assigned by either party without the prior written consent of the other.

(d)       Other than as set forth in Sections 6 and 7 above, this Agreement may be amended only by a writing that is signed by each affected party.

(e)        In the case of any Acquiring Fund or Acquired Fund organized as a Massachusetts business trust (each, a “Massachusetts Trust”), a copy of the Declaration of Trust of each Massachusetts Trust is on file with the Secretary of The Commonwealth of Massachusetts, and notice is hereby given that no trustee, officer, employee, agent, employee or shareholder of a Massachusetts Trust shall have any personal liability under this Agreement, and that this Agreement is binding only upon the assets and property of the applicable series of each Massachusetts Trust. For the avoidance of doubt, no director, trustee, officer, employee, agent, employee or shareholder of any other Registrant shall have any personal liability under this Agreement, and that this Agreement is binding only upon the assets and property of the applicable series of each such Registrant.

10.	Termination of Prior Agreements. The execution of this Agreement shall be deemed to constitute the termination as of the Effective Date of any and all prior agreements between an Acquiring Fund and an Acquired Fund that relates to the investment by any Acquiring Fund in any Acquired Fund in reliance on a participation agreement, exemptive order or other arrangement among the parties intended to achieve compliance with Section 12(d)(1) of the 1940 Act (the “Prior Section 12 Agreements”). The parties hereby waive any notice provisions, conditions to termination, or matters otherwise required to terminate such Prior Section 12 Agreements.

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IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.

EACH ACQUIRING FUND REGISTRANT LISTED ON SCHEDULE A HERETO, ON BEHALF OF ITS APPLICABLE SERIES

By:	/s/ Fran Pollack-Matz

Name:	Fran Pollack-Matz

Title:	Vice President

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THE FOLLOWING ACQUIRED FUND REGISTRANTS LISTED ON SCHEDULE B HERETO, EACH ON BEHALF OF ITS APPLICABLE SERIES

BlackRock ETF Trust BlackRock ETF Trust II

By:	/s/ Jennifer McGovern

Name:	Jennifer McGovern

Title:	Vice President

THE FOLLOWING ACQUIRED FUND REGISTRANTS LISTED ON SCHEDULE B HERETO, EACH ON BEHALF OF ITS APPLICABLE SERIES

iShares Trust iShares, Inc.

iShares U.S. ETF Trust

By:	/s/ Shannon Ghia

Name:	Shannon Ghia

Title:	Assistant Secretary

Schedule A: Acquiring Funds

Registrant: T. ROWE PRICE ALL-CAP OPPORTUNITIES FUND, INC.

On behalf of its series:

T. Rowe Price All-Cap Opportunities Fund

Registrant: T. ROWE PRICE BALANCED FUND, INC.

On behalf of its series:

T. Rowe Price Balanced Fund

Registrant: T. ROWE PRICE BLUE CHIP GROWTH FUND, INC.

On behalf of its series:

T. Rowe Price Blue Chip Growth Fund

Registrant: T. ROWE PRICE CAPITAL APPRECIATION FUND, INC.

On behalf of its series:

T. Rowe Price Capital Appreciation Fund

T. Rowe Price Capital Appreciation and Income Fund

Registrant: T. ROWE PRICE COMMUNICATIONS & TECHNOLOGY FUND, INC.

On behalf of its series:

T. Rowe Price Communications & Technology Fund

Registrant: T. ROWE PRICE CORPORATE INCOME FUND, INC.

On behalf of its series:

T. Rowe Price Corporate Income Fund

Registrant: T. ROWE PRICE CREDIT OPPORTUNITIES FUND, INC.

On behalf of its series:

T. Rowe Price Credit Opportunities Fund

Registrant: T. ROWE PRICE DIVERSIFIED MID-CAP GROWTH FUND, INC.

On behalf of its series:

T. Rowe Price Diversified Mid-Cap Growth Fund

Registrant: T. ROWE PRICE DIVIDEND GROWTH FUND, INC.

On behalf of its series:

T. Rowe Price Dividend Growth Fund

Registrant: T. ROWE PRICE EQUITY FUNDS, INC.

On behalf of its series:

T. Rowe Price Hedged Equity Fund

T. Rowe Price Institutional Large-Cap Core Growth Fund

T. Rowe Price Institutional Mid-Cap Equity Growth Fund

T. Rowe Price Institutional Small-Cap Stock Fund

T. Rowe Price Large-Cap Growth Fund

T. Rowe Price Large-Cap Value Fund

Registrant: T. ROWE PRICE EQUITY INCOME FUND, INC.

On behalf of its series:

T. Rowe Price Equity Income Fund

Registrant: T. ROWE PRICE EQUITY SERIES, INC.

On behalf of its series:

T. Rowe Price All-Cap Opportunities Portfolio

T. Rowe Price Blue Chip Growth Portfolio

T. Rowe Price Equity Income Portfolio

T. Rowe Price Health Sciences Portfolio

T. Rowe Price Mid-Cap Growth Portfolio

T. Rowe Price Moderate Allocation Portfolio

Registrant: T. ROWE PRICE EXCHANGE-TRADED FUNDS, INC.

On behalf of its series:

T. Rowe Price Active Core International Equity ETF

T. Rowe Price Active Core U.S. Equity ETF

T. Rowe Price Blue Chip Growth ETF

T. Rowe Price Capital Appreciation Equity ETF

T. Rowe Price Capital Appreciation Premium Income ETF

T. Rowe Price Dividend Growth ETF

T. Rowe Price Emerging Markets Equity Research ETF

T. Rowe Price Equity Income ETF

T. Rowe Price Financials ETF

T. Rowe Price Floating Rate ETF

T. Rowe Price Global Equity ETF

T. Rowe Price Growth ETF

T. Rowe Price Growth Stock ETF

T. Rowe Price Health Care ETF

T. Rowe Price Hedged Equity ETF

T. Rowe Price High Income Municipal ETF

T. Rowe Price Innovation Leaders ETF

T. Rowe Price Intermediate Municipal Income ETF

T. Rowe Price International Equity ETF

T. Rowe Price International Equity Research ETF

T. Rowe Price Long Municipal Income ETF

T. Rowe Price Multi-Sector Income ETF

T. Rowe Price Natural Resources ETF

T. Rowe Price QM U.S. Bond ETF

T. Rowe Price Short Municipal Income ETF

T. Rowe Price Small-Mid Cap ETF

T. Rowe Price Technology ETF

T. Rowe Price Total Return ETF

T. Rowe Price U.S. Equity Research ETF

T. Rowe Price U.S. High Yield ETF

T. Rowe Price Ultra Short-Term Bond ETF

T. Rowe Price Value ETF

Registrant: T. ROWE PRICE FINANCIAL SERVICES FUND, INC.

On behalf of its series:

T. Rowe Price Financial Services Fund

Registrant: T. ROWE PRICE FIXED INCOME SERIES, INC.

On behalf of its series:

T. Rowe Price Limited-Term Bond Portfolio

Registrant: T. ROWE PRICE FLOATING RATE FUND, INC.

On behalf of its series:

T. Rowe Price Floating Rate Fund

Registrant: T. ROWE PRICE GLOBAL ALLOCATION FUND, INC.

On behalf of its series:

T. Rowe Price Global Allocation Fund

Registrant: T. ROWE PRICE GLOBAL FUNDS, INC.

On behalf of its series:

T. Rowe Price Global Value Equity Fund

T. Rowe Price Institutional Emerging Markets Equity Fund

Registrant: T. ROWE PRICE GLOBAL MULTI-SECTOR BOND FUND, INC.

On behalf of its series:

T. Rowe Price Global Multi-Sector Bond Fund

Registrant: T. ROWE PRICE GLOBAL REAL ESTATE FUND, INC.

On behalf of its series:

T. Rowe Price Global Real Estate Fund

Registrant: T. ROWE PRICE GLOBAL TECHNOLOGY FUND, INC.

On behalf of its series:

T. Rowe Price Global Technology Fund

Registrant: T. ROWE PRICE GNMA FUND, INC.

On behalf of its series:

T. Rowe Price GNMA Fund

Registrant: T. ROWE PRICE GOVERNMENT MONEY FUND, INC.

On behalf of its series:

T. Rowe Price Government Money Fund

Registrant: T. ROWE PRICE GROWTH STOCK FUND, INC.

On behalf of its series:

T. Rowe Price Growth Stock Fund

Registrant: T. ROWE PRICE HEALTH SCIENCES FUND, INC.

On behalf of its series:

T. Rowe Price Health Sciences Fund

Registrant: T. ROWE PRICE HIGH YIELD FUND, INC.

On behalf of its series:

T. Rowe Price High Yield Fund

T. Rowe Price U.S. High Yield Fund

Registrant: T. ROWE PRICE INDEX TRUST, INC.

On behalf of its series:

T. Rowe Price Equity Index 500 Fund

T. Rowe Price Extended Equity Market Index Fund

T. Rowe Price Mid-Cap Index Fund

T. Rowe Price Small-Cap Index Fund

T. Rowe Price Total Equity Market Index Fund

T. Rowe Price U.S. Limited Duration TIPS Index Fund

Registrant: T. ROWE PRICE INFLATION PROTECTED BOND FUND, INC.

On behalf of its series:

T. Rowe Price Inflation Protected Bond Fund

Registrant: T. ROWE PRICE INSTITUTIONAL INCOME FUNDS, INC.

On behalf of its series:

T. Rowe Price Institutional Floating Rate Fund

T. Rowe Price Institutional High Yield Fund

T. Rowe Price Institutional Long Duration Credit Fund

Registrant: T. ROWE PRICE INTEGRATED EQUITY FUNDS, INC.

On behalf of its series:

T. Rowe Price Integrated Global Equity Fund

T. Rowe Price Integrated U.S. Large-Cap Value Equity Fund

T. Rowe Price Integrated U.S. Small-Cap Growth Equity Fund

T. Rowe Price Integrated U.S. Small-Mid Cap Core Equity Fund

Registrant: T. ROWE PRICE INTERMEDIATE TAX-FREE HIGH YIELD FUND, INC.

On behalf of its series:

T. Rowe Price Intermediate Tax-Free High Yield Fund

Registrant: T. ROWE PRICE INTERNATIONAL FUNDS, INC.

On behalf of its series:

T. Rowe Price Africa & Middle East Fund

T. Rowe Price Asia Opportunities Fund

T. Rowe Price China Evolution Equity Fund

T. Rowe Price Dynamic Credit Fund

T. Rowe Price Dynamic Global Bond Fund

T. Rowe Price Emerging Europe Fund

T. Rowe Price Emerging Markets Bond Fund

T. Rowe Price Emerging Markets Corporate Bond Fund

T. Rowe Price Emerging Markets Discovery Stock Fund

T. Rowe Price Emerging Markets Local Currency Bond Fund

T. Rowe Price Emerging Markets Stock Fund

T. Rowe Price European Stock Fund

T. Rowe Price Global Growth Stock Fund

T. Rowe Price Global High Income Bond Fund

T. Rowe Price Global Impact Equity Fund

T. Rowe Price Global Industrials Fund

T. Rowe Price Global Stock Fund

T. Rowe Price International Bond Fund

T. Rowe Price International Bond Fund (USD Hedged)

T. Rowe Price International Disciplined Equity Fund

T. Rowe Price International Discovery Fund

T. Rowe Price International Stock Fund

T. Rowe Price International Value Equity Fund

T. Rowe Price Japan Fund

T. Rowe Price Latin America Fund

T. Rowe Price New Asia Fund

T. Rowe Price Overseas Stock Fund

Registrant: T. ROWE PRICE INTERNATIONAL INDEX FUND, INC.

On behalf of its series:

T. Rowe Price International Equity Index Fund

Registrant: T. ROWE PRICE INTERNATIONAL SERIES, INC.

On behalf of its series:

T. Rowe Price International Stock Portfolio

Registrant: T. ROWE PRICE LIMITED DURATION INFLATION FOCUSED BOND FUND, INC.

On behalf of its series:

T. Rowe Price Limited Duration Inflation Focused Bond Fund

Registrant: T. ROWE PRICE MID-CAP GROWTH FUND, INC.

On behalf of its series:

T. Rowe Price Mid-Cap Growth Fund

Registrant: T. ROWE PRICE MID-CAP VALUE FUND, INC.

On behalf of its series:

T. Rowe Price Mid-Cap Value Fund

Registrant: T. ROWE PRICE MULTl-SECTOR ACCOUNT PORTFOLIOS, INC.

On behalf of its series:

T. Rowe Price Mortgage-Backed Securities Multi-Sector Account Portfolio

Registrant: T. ROWE PRICE NEW ERA FUND, INC.

On behalf of its series:

T. Rowe Price New Era Fund

Registrant: T. ROWE PRICE NEW HORIZONS FUND, INC.

On behalf of its series:

T. Rowe Price New Horizons Fund

Registrant: T. ROWE PRICE NEW INCOME FUND, INC.

On behalf of its series:

T. Rowe Price New Income Fund

Registrant: T. ROWE PRICE QM U.S. BOND INDEX FUND, INC.

On behalf of its series:

T. Rowe Price QM U.S. Bond Index Fund

Registrant: T. ROWE PRICE REAL ASSETS FUND, INC.

On behalf of its series:

T. Rowe Price Real Assets Fund

Registrant: T. ROWE PRICE REAL ESTATE FUND, INC.

On behalf of its series:

T. Rowe Price Real Estate Fund

Registrant: T. ROWE PRICE RETIREMENT FUNDS, INC.

On behalf of its series:

T. Rowe Price Retirement 2005 Fund

T. Rowe Price Retirement 2010 Fund

T. Rowe Price Retirement 2015 Fund

T. Rowe Price Retirement 2020 Fund

T. Rowe Price Retirement 2025 Fund

T. Rowe Price Retirement 2030 Fund

T. Rowe Price Retirement 2035 Fund

T. Rowe Price Retirement 2040 Fund

T. Rowe Price Retirement 2045 Fund

T. Rowe Price Retirement 2050 Fund

T. Rowe Price Retirement 2055 Fund

T. Rowe Price Retirement 2060 Fund

T. Rowe Price Retirement 2065 Fund

T. Rowe Price Retirement 2070 Fund

T. Rowe Price Retirement Balanced Fund

T. Rowe Price Retirement Blend 2005 Fund

T. Rowe Price Retirement Blend 2010 Fund

T. Rowe Price Retirement Blend 2015 Fund

T. Rowe Price Retirement Blend 2020 Fund

T. Rowe Price Retirement Blend 2025 Fund

T. Rowe Price Retirement Blend 2030 Fund

T. Rowe Price Retirement Blend 2035 Fund

T. Rowe Price Retirement Blend 2040 Fund

T. Rowe Price Retirement Blend 2045 Fund

T. Rowe Price Retirement Blend 2050 Fund

T. Rowe Price Retirement Blend 2055 Fund

T. Rowe Price Retirement Blend 2060 Fund

T. Rowe Price Retirement Blend 2065 Fund

T. Rowe Price Retirement Blend 2070 Fund

T. Rowe Price Retirement Income 2020 Fund

T. Rowe Price Retirement Income 2025 Fund

T. Rowe Price Target 2005 Fund

T. Rowe Price Target 2010 Fund

T. Rowe Price Target 2015 Fund

T. Rowe Price Target 2020 Fund

T. Rowe Price Target 2025 Fund

T. Rowe Price Target 2030 Fund

T. Rowe Price Target 2035 Fund

T. Rowe Price Target 2040 Fund

T. Rowe Price Target 2045 Fund

T. Rowe Price Target 2050 Fund

T. Rowe Price Target 2055 Fund

T. Rowe Price Target 2060 Fund

T. Rowe Price Target 2065 Fund

T. Rowe Price Target 2070 Fund

Registrant: T. ROWE PRICE SCIENCE & TECHNOLOGY FUND, INC.

On behalf of its series:

T. Rowe Price Science & Technology Fund

Registrant: T. ROWE PRICE SHORT-TERM BOND FUND, INC.

On behalf of its series:

T. Rowe Price Short-Term Bond Fund

T. Rowe Price Short Duration Income Fund

T. Rowe Price Ultra Short-Term Bond Fund

Registrant: T. ROWE PRICE SMALL-CAP STOCK FUND, INC.

On behalf of its series:

T. Rowe Price Small-Cap Stock Fund

Registrant: T. ROWE PRICE SMALL-CAP VALUE FUND, INC.

On behalf of its series:

T. Rowe Price Small-Cap Value Fund

Registrant: T. ROWE PRICE SPECTRUM FUND, INC.

On behalf of its series:

T. Rowe Price Spectrum Diversified Equity Fund

T. Rowe Price Spectrum Income Fund

T. Rowe Price Spectrum International Equity Fund

Registrant: T. ROWE PRICE SPECTRUM FUNDS II, INC.

On behalf of its series:

T. Rowe Price Spectrum Conservative Allocation Fund

T. Rowe Price Spectrum Moderate Allocation Fund

T. Rowe Price Spectrum Moderate Growth Allocation Fund

Registrant: T. ROWE PRICE STATE TAX-FREE FUNDS, INC.

On behalf of its series:

T. Rowe Price California Tax-Free Bond Fund

T. Rowe Price Georgia Tax-Free Bond Fund

T. Rowe Price Maryland Short-Term Tax-Free Bond Fund

T. Rowe Price Maryland Tax-Free Bond Fund

T. Rowe Price Maryland Tax-Free Money Fund

T. Rowe Price New Jersey Tax-Free Bond Fund

T. Rowe Price New York Tax-Free Bond Fund

T. Rowe Price Virginia Tax-Free Bond Fund

Registrant: T. ROWE PRICE SUMMIT FUNDS, INC.

On behalf of its series:

T. Rowe Price Cash Reserves Fund

Registrant: T. ROWE PRICE SUMMIT MUNICIPAL FUNDS, INC.

On behalf of its series:

T. Rowe Price Summit Municipal Income Fund

T. Rowe Price Summit Municipal Intermediate Fund

Registrant: T. ROWE PRICE TAX-EFFICIENT FUNDS, INC.

On behalf of its series:

T. Rowe Price Tax-Efficient Equity Fund

Registrant: T. ROWE PRICE TAX-EXEMPT MONEY FUND, INC.

On behalf of its series:

T. Rowe Price Tax-Exempt Money Fund

Registrant: T. ROWE PRICE TAX-FREE HIGH YIELD FUND, INC.

On behalf of its series:

T. Rowe Price Tax-Free High Yield Fund

Registrant: T. ROWE PRICE TAX-FREE INCOME FUND, INC.

On behalf of its series:

T. Rowe Price Tax-Free Income Fund

Registrant: T. ROWE PRICE TAX-FREE SHORT-INTERMEDIATE FUND, INC.

On behalf of its series:

T. Rowe Price Tax-Free Short-Intermediate Fund

Registrant: T. ROWE PRICE TOTAL RETURN FUND, INC.

On behalf of its series:

T. Rowe Price Total Return Fund

Registrant: T. ROWE PRICE U.S. EQUITY RESEARCH FUND, INC.

On behalf of its series:

T. Rowe Price U.S. Equity Research Fund

Registrant: T. ROWE PRICE U.S. LARGE-CAP CORE FUND, INC.

On behalf of its series:

T. Rowe Price U.S. Large-Cap Core Fund

Registrant: T. ROWE PRICE U.S. TREASURY FUNDS, INC.

On behalf of its series:

T. Rowe Price U.S. Treasury Intermediate Index Fund

T. Rowe Price U.S. Treasury Long-Term Index Fund

T. Rowe Price U.S. Treasury Money Fund

Registrant: T. ROWE PRICE VALUE FUND, INC.

On behalf of its series:

T. Rowe Price Value Fund

Schedule B: Acquired Funds

Exchange-Traded Funds:

BlackRock ETF Trust

All Series

BlackRock ETF Trust II

All Series

iShares Trust

All Series

iShares, Inc.

All Series

iShares U.S. ETF Trust

All Series

This Schedule B is amended to exclude any Acquired Fund that is at the time included on the list of funds that are not permissible as Acquired Funds (the “Ineligible Funds”) and is supplemented to include Acquired Funds that are subject to certain additional terms of investment as set forth in the Agreement (the “Enumerated Funds”), along with related requirements (the “12d1-4 List”), all such additional terms and requirements being deemed incorporated by reference into the Agreement, which is maintained at https://www.ishares.com/us/literature/shareholder-letters/blackrock-12d1-4-list.pdf, as such site is amended, supplemented or revised and in effect from time to time.

Schedule C: Notice for Acquiring Funds

Brian R. Poole

c/o T. Rowe Price Associates, Inc.

4545 Painters Mill Road

Owings Mills, MD 21117

Phone: 410-345-6646

Email: brian.poole@troweprice.com

With a copy to:

Fran Pollack-Matz

c/o T. Rowe Price Associates, Inc.

4545 Painters Mill Road

Owings Mills, MD 21117

Phone: 410-345-6601

Email: fran.pollack-matz@troweprice.com